Exhibit 99.1

THE LGL GROUP, INC. ANNOUNCES SUBSCRIPTION RIGHTS OFFERING

ORLANDO, Florida (May 11, 2026) The LGL Group, Inc. (NYSE American: LGL) ("LGL Group" or the "Company") today announced an offering of subscription rights to raise capital to advance a broad defense technology and resilient infrastructure strategy.

The Company's Board of Directors today announced its intention to distribute transferable subscription rights (the "Rights") to purchase shares of the Company's common stock, par value $0.01 (the "Common Stock"), which entitles stockholders to receive one (1) subscription right for each share of Common Stock as of the record date (the "Rights Offering"). One (1) Right can be exercised to purchase one (1) share of Common Stock at a subscription price that has yet to be determined. Based on the terms currently under consideration, the subscription price is expected to equal the greater of: (i) a discount of not less than 1% and not more than 5% to the average of the daily volume-weighted average prices ("VWAP") of our Common Stock over the thirty (30) consecutive trading days ending on the pricing date; or (ii) $6.81, the Company's book value attributable to LGL Group common stockholders per share as of March 31, 2026. The Company intends for the Rights to be transferable on the NYSE American.

Each Rights holder who is a stockholder of record as of the record date and exercises its full basic subscription rights may also subscribe for any shares of Common Stock that remain unsubscribed at the expiration of the Rights Offering, subject to certain limitations (the "over-subscription privilege"). If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the amount offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the Company stockholders exercising their respective over-subscription privileges based on the number of shares of Common Stock each Rights holder requested in the over-subscription privilege. Rights acquired in the secondary market may not participate in the over-subscription privilege.

The Company intends to file a Form S-1 registration statement with the Securities and Exchange Commission to register the securities issued in this transaction. The commencement of the Rights Offering will occur promptly following the effectiveness of that registration statement. The Company plans to announce additional information regarding the Rights Offering at the time it files the prospectus.

"We intend to use the capital raised in the rights offering to support our efforts to continue to increase earnings and stockholder return while preserving a pro rata participation opportunity for all stockholders," stated Jason D. Lamb, LGL Group Chief Executive Officer. "Consistent with recent public statements by our management, we may use proceeds to advance a broader defense technology and resilient infrastructure strategy, including opportunities related to precision timing and frequency and adjacent critical technologies."

About The LGL Group, Inc.

The LGL Group, Inc. ("LGL Group" or the "Company") is a holding company engaged in services, merchant investment and manufacturing business activities. Precise Time and Frequency, LLC ("PTF") is a globally positioned producer of industrial Electronic Instruments and commercial products and services. Founded in 2002, PTF operates from our design and manufacturing facility in Wakefield, Massachusetts. Lynch Capital International LLC is focused on the development of value through investments.

LGL Group was incorporated in 1928 under the laws of the State of Indiana, and in 2007, the Company was reincorporated under the laws of the State of Delaware as The LGL Group, Inc. The Company maintains its executive offices at 2525 Shader Road, Orlando, Florida 32804. The Company's telephone number is (407) 298-2000 and its internet address is www.lglgroup.com. LGL Group common stock is traded on the NYSE American under the symbol "LGL".

LGL Group's business strategy is primarily focused on growth through expanding new and existing operations across diversified industries. The Company's engineering and design origins date back to the early 1900s. In 1917, Lynch Glass Machinery Company ("Lynch Glass"), the predecessor of LGL Group, was formed and emerged in the late 1920s as a successful manufacturer of glass-forming machinery. Lynch Glass was then renamed Lynch Corporation ("Lynch") and was incorporated in 1928 under the laws of the State of Indiana. In 1946, Lynch was listed on the "New York Curb Exchange," the predecessor to the NYSE American. The Company has a had a long history of owning and operating various businesses in the precision engineering, manufacturing, and services sectors.

Cautionary Note Concerning Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to LGL Group, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by LGL Group with the Securities and Exchange Commission ("SEC"), including those risks set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 30, 2026. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. LGL Group undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, LGL Group claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form S-1 registration statement and prospectus describing the terms of the Rights Offering and the shares of Common Stock issuable upon exercise thereof will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Holders of the Common Stock should read the prospectus carefully, including the Risk Factors section included and incorporated by reference therein. This press release contains a general summary of the Rights Offering. Please read the prospectus, the subscription rights certificate and other materials that the Company files with the SEC when they become available as they will contain important information about the terms of the Rights Offering.

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Contact:

The LGL Group, Inc.

info@lglgroup.com